UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 21, 2017

Avinger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36817	20-8873453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chesapeake Drive

Redwood City, California 94063

(Address of principal executive offices, including zip code)

(650) 241-7900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 21, 2017, Avinger, Inc. (the “Company”) received formal notice from the Listing Qualifications Staff (the “Staff”) of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, based upon the Company’s continued non-compliance with the $1.00 bid price and $15 million market value of publicly held shares requirements for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rules 5450(a)(1) and 5450(b)(2)(C) (the “Rules”), respectively, as of November 20, 2017, the Company should be prepared to present its plan to evidence compliance with the Rules at the Company’s upcoming hearing before the Nasdaq Hearings Panel (the “Panel”).

As previously disclosed, on May 24, 2017, the Company was initially notified by the Staff that, based upon the Company’s non-compliance with the Rules over the prior 30 consecutive business days and in accordance with the Nasdaq Listing Rules, the Company had been granted a 180-day period to regain compliance with the Rules, which expired on November 20, 2017.

As also previously disclosed, on October 24, 2017, the Staff notified the Company that it had determined to delist the Company’s securities from Nasdaq based upon the Company’s non-compliance with the $50 million market value of listed securities requirement for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(A), unless the Company timely requested a hearing before the Panel. The Company thereafter timely requested a hearing, which stayed any further action by the Nasdaq Staff at least pending the outcome of the hearing and the expiration of any extension that may be granted by the Panel.

At the hearing, the Company intends to present its plan to evidence compliance with all applicable requirements for continued listing on Nasdaq and request an extension of time within which to do so. Although the Company is diligently working to evidence compliance with all of the applicable Nasdaq listing criteria, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to evidence compliance with the continued listing criteria within the period of time that the Panel may grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVINGER, INC.

Date: November 22, 2017	By:	/s/ Jeffrey M. Soinski
Jeffrey M. Soinski
President and CEO